ParkOhio Reports Stable Third Quarter 2025 Results, Improved Free Cash Flow and Strong Backlog

CLEVELAND, OHIO, November 5, 2025 — Park-Ohio Holdings Corp. (NASDAQ: PKOH) today announced results for the third quarter ended September 30, 2025.

“Our third quarter results reflected solid execution and good cash flow during a mixed but stable industrial environment,” said Matthew V. Crawford, Chairman and Chief Executive Officer. “Revenue and EBITDA were consistent sequentially, margin remained resilient, and cash flow continues to improve meaningfully in the back half of the year. Demand trends from several of our end markets — particularly electrical, semiconductor, heavy-duty truck and defense — remain encouraging. New business launches and backlog combined with record bookings in Engineered Products provide good visibility into 2026. While interest expense from our refinancing modestly impacted earnings, this action strengthened our balance sheet and will help us to complete our transformation into a higher growth, higher margin more predictable company."

Third-Quarter 2025 Highlights
•Revenue: $399 million, flat sequentially; down 5% year-over-year.
•EBITDA (as defined): $34 million; EBITDA margin 8.6%.
•GAAP EPS: $0.39 from continuing operations; Adjusted EPS: $0.65.
•Operating cash flow: $17 million; Free cash flow: $7 million – a $28 million sequential improvement.
•Backlog: $185 million, up 28% from year-end 2024, reflecting strength in defense, infrastructure, and electrification demand.

Segment Highlights
•Supply Technologies – Revenue $186 million; adjusted margins improved sequentially to 9.9% on cost discipline and pricing. Growth in electrical, semiconductor, and heavy-truck markets offset weaker industrial and consumer electronics demand.
•Assembly Components – Revenue $97 million; stable volumes with over $50 million of new business launching through 2026.
•Engineered Products – Revenue $116 million; backlog totaling $185 million (+28% YTD) with strength in defense, infrastructure, and electrical-steel markets.
Full-Year 2025 Outlook

•Net Sales: $1.600 billion to $1.620 billion
•Adjusted EPS: $2.70 to $2.90 per diluted share
•Free Cash Flow: $10 to $20 million in FY2025, including $45 to $55 million in the fourth quarter of 2025 as working capital normalizes

“Our outlook for the remainder of 2025 is stable and will be highlighted by meaningful cash generation to reduce debt,” Crawford added.

Long-Term Positioning

-more-

ParkOhio continues to benefit from structural growth drivers including manufacturing reshoring, infrastructure and defense spending, and electrification. Operational efficiencies and disciplined capital management support the company’s focus on margin expansion and stronger free-cash-flow generation into 2026.

Webcast and Conference Call

A live webcast and conference call to review ParkOhio’s third quarter 2025 financial results will be held on Thursday November 6, 2025, at 10:00 a.m. Eastern Time. To access the webcast, please visit the Investor Relations section of the Company’s website at https://www.pkoh.com. A corresponding investor presentation will also be available on the site prior to the call.

ParkOhio is a diversified international company providing world-class customers with a supply chain management outsourcing service, capital equipment used on their production lines, and manufactured components used to assemble their products. Headquartered in Cleveland, Ohio, ParkOhio operates approximately 130 manufacturing sites and supply chain logistics facilities worldwide, through three reportable segments: Supply Technologies, Assembly Components and Engineered Products.

This news release contains forward-looking statements, including statements regarding future performance of the Company, that are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors that could cause actual results to differ materially from expectations include, but are not limited to, the following: the impact supply chain and logistic issues have on our business, results of operations, financial position and liquidity; our substantial indebtedness; the uncertainty of the global economic environment; general business conditions and competitive factors, including pricing pressures and product innovation; demand for our products and services; the impact of labor disturbances affecting our customers; raw material availability and pricing; fluctuations in energy costs; component part availability and pricing; changes in our relationships with customers and suppliers; the financial condition of our customers, including the impact of any bankruptcies; our ability to successfully integrate recent and future acquisitions into existing operations; the amounts and timing, if any, of purchases of our common stock; changes in general economic conditions such as inflation rates, interest rates, tax rates, unemployment rates, higher labor and healthcare costs, recessions and changing government policies, laws and regulations, including those related to the current global uncertainties and crises, such as tariffs and surcharges; adverse impacts to us, our suppliers and customers from acts of terrorism or hostilities, including the conflicts between Russia and Ukraine and in the Middle East, or political unrest, including the rising tension between China and the United States; public health issues, including the outbreak of infectious diseases and any impact on our facilities and operations and our customers and suppliers; our ability to meet various covenants, including financial covenants, contained in the agreements governing our indebtedness; disruptions, uncertainties or volatility in the credit markets that may limit our access to capital; potential disruption due to a partial or complete reconfiguration of the European Union; increasingly stringent domestic and foreign governmental regulations, including those affecting the environment or import and export controls and other trade barriers; inherent uncertainties involved in assessing our potential liability for environmental remediation-related activities; the outcome of pending and future litigation and other claims and disputes with customers; our dependence on the automotive and heavy-duty truck industries, which are highly cyclical; the dependence of the automotive industry on consumer spending; our ability to negotiate contracts with labor unions; our dependence on key management; our dependence on information systems; our ability to continue to pay cash dividends, and the timing and amount of any such dividends; and the other factors we describe under "Item 1A. Risk Factors" included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. In light of these and other uncertainties, the inclusion of a forward-looking statement herein should not be regarded as a representation by us that our plans and objectives will be achieved. The Company assumes no obligation to update the information in this release.

CONTACT:	MATTHEW V. CRAWFORD
PARK-OHIO HOLDINGS CORP.
(440) 947-2000

Park-Ohio Holdings Corp. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In millions, except per share data)
Net sales	$398.6	$417.6	$1,204.1	$1,267.8
Cost of sales	332.0	345.3	1,001.2	1,050.9
Selling, general and administrative expenses	46.5	47.8	141.5	142.3
Restructuring and other special charges	2.8	0.9	5.1	2.4
Operating income	17.3	23.6	56.3	72.2
Other components of pension and other postretirement benefits income, net	1.7	1.1	5.3	3.8
Interest expense, net	(12.5)	(12.1)	(34.7)	(36.0)
Loss on extinguishment of debt	(2.0)	—	(2.0)	—
Income from continuing operations before income taxes	4.5	12.6	24.9	40.0
Income tax benefit (expense)	0.4	0.6	(3.3)	(5.3)
Income from continuing operations	4.9	13.2	21.6	34.7
Loss attributable to noncontrolling interests	0.6	0.5	1.7	1.9
Income from continuing operations attributable to Park-Ohio Holdings Corp. common shareholders	5.5	13.7	23.3	36.6
Loss from discontinued operations, net of tax	(0.2)	(3.9)	(0.5)	(5.3)
Net income attributable to Park-Ohio Holdings Corp. common shareholders	$5.3	$9.8	$22.8	$31.3

Income (loss) per common share attributable to Park-Ohio Holdings Corp. common shareholders:
Basic:
Continuing operations	$0.40	$1.05	$1.69	$2.88
Discontinued operations	(0.01)	(0.30)	(0.04)	(0.42)
Total	$0.39	$0.75	$1.65	$2.46
Diluted:
Continuing operations	$0.39	$1.02	$1.67	$2.81
Discontinued operations	(0.01)	(0.29)	(0.04)	(0.41)
Total	$0.38	$0.73	$1.63	$2.40
Weighted-average shares used to compute income (loss) per share:
Basic	13.9	13.1	13.8	12.7
Diluted	14.0	13.4	14.0	13.0

Dividends per common share	$0.125	$0.125	$0.375	$0.375

Other financial data:
EBITDA, as defined	$34.2	$38.5	$103.0	$115.2

Park-Ohio Holdings Corp. and Subsidiaries
Supplemental Non-GAAP Financial Measures (Unaudited)

Adjusted earnings from continuing operations is a non-GAAP financial measure that the Company is providing in this press release. Adjusted earnings from continuing operations is income from continuing operations calculated in accordance with generally accepted accounting principles ("GAAP"), adjusted for special items. The Company presents this non-GAAP financial measure because management uses adjusted earnings from continuing operations to compare its operating performance on a consistent basis over multiple periods because they remove the impact of certain significant noncash credits or charges and certain infrequent items impacting net income. Adjusted earnings is not a measure of performance under GAAP and should not be considered in isolation from, or as a substitute for, income from continuing operations calculated in accordance with GAAP. Adjusted income from continuing operations herein may not be comparable to similarly titled measures of other companies. The following table reconciles income from continuing operations to adjusted earnings from continuing operations:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025		2024		2025		2024
	Earnings	Diluted EPS	Earnings	Diluted EPS	Earnings	Diluted EPS	Earnings	Diluted EPS
	(In millions, except for earnings per share (EPS))
Income from continuing operations attributable to Park-Ohio Holdings Corp. common shareholders	$5.5	$0.39	$13.7	$1.02	$23.3	$1.67	$36.6	$2.81
Adjustments:
Restructuring and other special charges	2.8	0.20	0.9	0.07	5.1	0.37	2.4	0.18
Loss on extinguishment of debt	2.0	0.14	—	—	2.0	0.14	—	—
Tax effect of above adjustments	(1.2)	(0.08)	(0.3)	(0.02)	(1.7)	(0.12)	(0.7)	(0.05)
Non-controlling interest impact	—	—	—	—	—	—	(0.1)	—
Adjusted earnings	$9.1	$0.65	$14.3	$1.07	$28.7	$2.06	$38.2	$2.94

The following table shows the impact of these adjustments on our segment results (continuing operations):

	Cost of Sales	SG&A	Total	Cost of Sales	SG&A	Total
	(In millions)
	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
Supply Technologies	$—	$1.0	$1.0	$—	$—	$—
Assembly Components	—	1.3	1.3	—	0.5	0.5
Engineered Products	—	0.3	0.3	—	0.4	0.4
Corporate	—	0.2	0.2	—	—	—
Total continuing operations	$—	$2.8	$2.8	$—	$0.9	$0.9

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
Supply Technologies	$—	$1.4	$1.4	$—	$0.2	$0.2
Assembly Components	—	2.0	2.0	—	0.5	0.5
Engineered Products	—	1.5	1.5	—	1.7	1.7
Corporate	—	0.2	0.2	—	—	—
Total continuing operations	$—	$5.1	$5.1	$—	$2.4	$2.4

Park-Ohio Holdings Corp. and Subsidiaries
Supplemental Non-GAAP Financial Measures (Unaudited)

EBITDA, as defined is a non-GAAP financial measure that the Company is providing in this press release. EBITDA, as defined reflects net income attributable to Park-Ohio Holdings Corp. common shareholders before interest expense, income taxes, depreciation and amortization, and also excludes certain charges and corporate-level expenses as defined in the Company's current revolving credit facility. The Company presents this non-GAAP financial measure because management uses EBITDA, as defined to assess the Company's performance and to calculate its debt service coverage ratio under its current revolving credit facility. EBITDA, as defined is not a measure of performance under GAAP and should not be considered in isolation from, or as a substitute for, net income or cash flow information calculated in accordance with GAAP. EBITDA, as defined herein may not be comparable to similarly titled measures of other companies. The following table reconciles net income to EBITDA, as defined:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In millions)
Income from continuing operations attributable to Park-Ohio Holdings Corp. common shareholders	$5.5	$13.7	$23.3	$36.6
Add back:
Interest expense, net	12.5	12.1	34.7	36.0
Income tax expense	—	—	3.3	5.3
Depreciation and amortization	8.3	8.5	24.8	25.2
Stock-based compensation expense	1.3	1.4	4.1	4.1
Restructuring, business optimization and other costs	2.8	0.9	5.1	1.4
Loss on extinguishment of debt	2.0	—	2.0	—
EBITDA loss attributable to Designated Subsidiary	1.9	1.9	5.7	6.5
Other	(0.1)	—	—	0.1
EBITDA, as defined	$34.2	$38.5	$103.0	$115.2

Park-Ohio Holdings Corp. and Subsidiaries
Condensed Consolidated Balance Sheets

	(Unaudited)
	September 30, 2025	December 31, 2024
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$50.8	$53.1
Accounts receivable, net	275.0	249.5
Inventories, net	428.4	422.9
Other current assets	132.8	110.5
Total current assets	887.0	836.0
Property, plant and equipment, net	194.0	182.9
Operating lease right-of-use assets	42.3	40.3
Goodwill	115.7	111.7
Intangible assets, net	70.8	71.9
Other long-term assets	126.8	122.3
Total assets	$1,436.6	$1,365.1
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Trade accounts payable	$197.9	$194.8
Current portion of long-term debt and short-term debt	8.3	8.4
Current portion of operating lease liabilities	10.9	10.7
Accrued expenses and other	129.7	147.2
Total current liabilities	346.8	361.1
Long-term liabilities, less current portion:
Long-term debt	659.1	618.3
Long-term operating lease liabilities	31.6	29.8
Other long-term liabilities	20.3	18.8
Total long-term liabilities	711.0	666.9
Park-Ohio Holdings Corp. and Subsidiaries shareholders' equity	374.8	330.8
Noncontrolling interests	4.0	6.3
Total equity	378.8	337.1
Total liabilities and shareholders' equity	$1,436.6	$1,365.1

Park-Ohio Holdings Corp. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In millions)
OPERATING ACTIVITIES FROM CONTINUING OPERATIONS
Income from continuing operations	$4.9	$13.2	$21.6	$34.7
Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities from continuing operations:
Depreciation and amortization	8.3	8.5	24.8	25.2
Loss on extinguishment of debt	2.0	—	2.0	—
Stock-based compensation expense	1.3	1.4	4.1	4.1

Changes in operating assets and liabilities:
Accounts receivable	7.6	2.2	(15.9)	(7.9)
Inventories	(3.2)	(2.6)	—	(13.9)
Prepaid and other current assets	(13.1)	(17.7)	(19.7)	(19.1)
Accounts payable and accrued expenses	11.0	3.8	(23.0)	(9.6)
Other	(1.5)	0.2	(0.3)	(4.9)
Net cash provided by (used in) operating activities from continuing operations	17.3	9.0	(6.4)	8.6
INVESTING ACTIVITIES FROM CONTINUING OPERATIONS
Purchases of property, plant and equipment	(10.7)	(9.1)	(27.6)	(22.3)
Business acquisitions, net of cash acquired	—	—	—	(11.0)
Net cash used in investing activities from continuing operations	(10.7)	(9.1)	(27.6)	(33.3)
FINANCING ACTIVITIES FROM CONTINUING OPERATIONS
Proceeds from revolving credit facility, net	9.9	(19.5)	48.8	18.7
(Payments on) proceeds from other debt, net	(0.6)	(5.7)	(0.9)	1.4
Payments on finance lease facilities, net	—	(0.4)	(1.9)	(1.7)
Issuance of 8.5% Senior Notes due 2030, net of discount	348.3	—	348.3	—
Redemption of 6.625% Senior Notes due 2027	(350.0)	—	(350.0)	—
Payments for debt refinancing fees and expenses	(6.5)	—	(6.5)	—
Net proceeds from common stock issuances	—	24.7	—	24.7
Payments related to prior acquisitions	—	(1.4)	—	(2.2)
Dividends	(2.4)	(2.1)	(6.0)	(5.4)
Payments of withholding taxes on share awards	(0.1)	—	(1.7)	(2.4)
Net cash (used in) provided by financing activities from continuing operations	(1.4)	(4.4)	30.1	33.1
DISCONTINUED OPERATIONS
Total used by operating activities	(0.2)	—	(0.5)	(4.1)
Decrease in cash and cash equivalents from discontinued operations	(0.2)	—	(0.5)	(4.1)
Effect of exchange rate changes on cash	0.2	1.9	2.1	0.4
Increase (decrease) in cash and cash equivalents	5.2	(2.6)	(2.3)	4.7
Cash and cash equivalents at beginning of period	45.6	59.9	53.1	54.8
Cash and cash equivalents at end of period	$50.8	$57.3	$50.8	$59.5
Interest paid	$12.5	$6.6	$34.8	$29.9
Income taxes paid	$4.3	$2.8	$17.6	$8.5

Park-Ohio Holdings Corp. and Subsidiaries
Business Segment Information (Unaudited)

	Supply Technologies	Assembly Components	Engineered Products	Corporate	Total
	(In millions)
	Three Months Ended September 30, 2025
Net sales	$185.5	$97.0	$116.1	$—	$398.6
Cost of sales	150.0	86.6	95.4	—	332.0
Gross profit	35.5	10.4	20.7	—	66.6
Selling, general and administrative expenses	17.1	4.4	17.0	8.0	46.5
Restructuring and other special charges	1.0	1.3	0.3	0.2	2.8
Operating income (loss)	17.4	4.7	3.4	(8.2)	17.3
Other components of pension and other postretirement benefits income, net					1.7
Interest expense, net					(12.5)
Loss on extinguishment of debt					(2.0)
Income from continuing operations before income taxes					$4.5

	Three Months Ended September 30, 2024
Net sales	$194.5	$98.7	$124.4	$—	$417.6
Cost of sales	157.2	87.1	101.0	—	345.3
Gross profit	37.3	11.6	23.4	—	72.3
Selling, general and administrative expenses	16.8	5.0	18.2	7.8	47.8
Restructuring and other special charges	—	0.5	0.4	—	0.9
Operating income (loss)	20.5	6.1	4.8	(7.8)	23.6
Other components of pension and other postretirement benefits income, net					1.1
Interest expense, net					(12.1)
Income from continuing operations before income taxes					$12.6

	Nine Months Ended September 30, 2025
Net sales	$560.4	$289.0	$354.7	$—	$1,204.1
Cost of sales	457.5	256.5	287.2	—	1,001.2
Gross profit	102.9	32.5	67.5	—	202.9
Selling, general and administrative expenses	50.0	14.9	52.8	23.8	141.5
Restructuring and other special charges	1.4	2.0	1.5	0.2	5.1
Operating income (loss)	51.5	15.6	13.2	(24.0)	56.3
Other components of pension and other postretirement benefits income, net					5.3

Interest expense, net					(34.7)
Loss on extinguishment of debt					(2.0)
Income from continuing operations before income taxes					$24.9

	Nine Months Ended September 30, 2024
Net sales	$594.0	$309.0	$364.8	$—	$1,267.8
Cost of sales	483.6	273.0	294.3	—	1,050.9
Gross profit	110.4	36.0	70.5	—	216.9
Selling, general and administrative expenses	51.2	13.9	54.2	23.0	142.3
Restructuring and other special charges	0.2	0.5	1.7	—	2.4
Operating income (loss)	59.0	21.6	14.6	(23.0)	72.2
Other components of pension and other postretirement benefits income, net					3.8
Interest expense, net					(36.0)
Income from continuing operations before income taxes					$40.0

Park-Ohio Holdings Corp. and Subsidiaries
Supplemental Non-GAAP Financial Measures (Unaudited)

Adjusted segment operating income (loss) is a non-GAAP financial measure that the Company is providing in this press release. Adjusted segment operating income (loss) is calculated as segment operating income (loss) plus adjustments for restructuring and other special charges. The Company presents this non-GAAP financial measure because the business segments have incurred significant restructuring and related expenses during the year-to-date periods. Adjusted segment operating income (loss) is not a measure of performance under GAAP and should not be considered in isolation from, or as a substitute for, earnings in accordance with GAAP. Adjusted segment operating income (loss) herein may not be comparable to similarly titled measures of other companies. The following table reconciles adjusted segment operating income (loss) to segment operating income (loss):

	Three Months Ended September 30,
	2025			2024
	(In millions)
	As reported	Adjustments	As adjusted	As reported	Adjustments	As adjusted
Supply Technologies	$17.4	$1.0	$18.4	$20.5	$—	$20.5
Assembly Components	4.7	1.3	6.0	6.1	0.5	6.6
Engineered Products	3.4	0.3	3.7	4.8	0.4	5.2
Corporate	(8.2)	0.2	(8.0)	(7.8)	—	(7.8)
Operating income - continuing operations	$17.3	$2.8	$20.1	$23.6	$0.9	$24.5

	Nine Months Ended September 30,
	2025			2024
	(In millions)
	As reported	Adjustments	As adjusted	As reported	Adjustments	As adjusted
Supply Technologies	$51.5	$1.4	$52.9	$59.0	$0.2	$59.2
Assembly Components	15.6	2.0	17.6	21.6	0.5	22.1
Engineered Products	13.2	1.5	14.7	14.6	1.7	16.3
Corporate	(24.0)	0.2	(23.8)	(23.0)	—	(23.0)
Operating income - continuing operations	$56.3	$5.1	$61.4	$72.2	$2.4	$74.6

Note: Amounts above include non-controlling interest impact.

Free cash flow is a non-GAAP financial measure that the Company is providing in this press release. The Company presents free cash flow, which it defines as net cash used in operating activities minus purchases of property, plant and equipment, because management uses free cash flow to measure its performance. Free cash flow is not a measure of performance under GAAP and should not be considered in isolation from, or as a substitute for, amounts calculated in accordance with GAAP. Free cash flow herein may not be comparable to similarly titled measures of other companies. The following tables reconcile net cash used in operating activities to free cash flow:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In millions)
Net cash provided by (used in) operating activities from continuing operations	$17.3	$9.0	$(6.4)	$8.6
Less: purchases of property, plant and equipment, net	(10.7)	(9.1)	(27.6)	(22.3)
Free cash flow	$6.6	$(0.1)	$(34.0)	$(13.7)